UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 15, 2006

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51001	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Penn Center Boulevard

Suite 111

Pittsburgh, Pennsylvania 15235

(Address of principal executive offices, including zip code)

(412) 829-7800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 17, 2006, World Health Alternatives, Inc. (the “Company”) and its subsidiaries, World Health Staffing, Inc., World Health Staffing, Inc. f/k/a MedTech Medical Staffing of Orlando, Inc., Better Solutions, Inc., JC Nationwide, Inc. f/k/a MedTech Staffing of Boca Raton, Inc., MedTech Medical Staffing of New England, Inc., and MedTech Franchising, Inc. (collectively, the “Debtors”) entered into an Asset Purchase Agreement with Jackson Healthcare Staffing LLC, a Georgia limited liability company (the “Buyer”). Pursuant to the terms of the Asset Purchase Agreement, the Company has agreed to sell to the Buyer substantially all of the Company’s assets (the “Purchased Assets”) in a transaction subject to Section 363 of the Bankruptcy Code and in consideration for (i) Buyer’s payment at the closing of the asset sale (the “Closing”) of aggregate cash consideration equal to $43 million, plus (ii) the assumption of certain assumed liabilities to employees, providers and trade creditors, and including the assumption of certain non-competition or related payments to prior sellers of businesses to the Company. On February 20, 2006, the Debtors filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”).

The terms and conditions of the Asset Purchase Agreement is subject to the approval of the Bankruptcy Court. The Company will seek approval of (a) the sale of substantially all of its assets to the Buyer and (b) certain associated competitive bidding procedures by the Bankruptcy Court. The consummation of the transactions contemplated by the Asset Purchase Agreement are further subject to the satisfaction of various closing conditions and other terms and conditions, all as more specifically set forth in the Asset Purchase Agreement, which is attached hereto as Exhibit 2.1. The Asset Purchase Agreement is incorporated by reference herein and the description below is qualified in its entirety by reference to the Asset Purchase Agreement.

Subject to the approval of the Bankruptcy Court, third parties will have the opportunity to bid on the assets to be sold under the Asset Purchase Agreement in a competitive bidding process. An initial competing bid must meet certain conditions set forth in the Asset Purchase Agreement and must exceed the aggregate purchase price offered by the Buyer by at least $2,100,000. The Asset Purchase Agreement contemplates a payment in cash of $1,605,000 (the “Breakup Fee”) to the Buyer upon the consummation of the sale of the Purchased Assets to a third party.

Subject to the approval of the Bankruptcy Court, the Company’s financing through the bankruptcy process will be pursuant to the terms of a debtor-in-possession Post-Petition Revolving Credit and Security Agreement (the “DIP Credit Agreement”). The Company expects that the DIP Credit Agreement will provide for a maximum borrowing of $37,850,000 by the Company, and a commitment fee of $378,500. Any financing will be upon the terms and subject to the conditions set forth in the definitive DIP Credit Agreement.

As of the Closing of the transaction with the Buyer, assuming no competing bid exceeds the amount offered by the Buyer, the Debtors’ liabilities will likely exceed their assets. In that case, there will be no amounts available for payment to the Company’s shareholders or preferred shareholders.

Item 1.03. Bankruptcy or Receivership

On February 20, 2006, the Company and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The Company and these subsidiaries will continue to operate their businesses as a “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 8.01. Other Events

On February 15, 2006, the Company received notice from the Internal Revenue Service that it intended to file a lien for $1,256,241.27 on the assets of World Health Staffing, Inc. (“WHS”) to pay for back taxes not paid by WHS. On February 16, 2006, the Company received a similar notice from the Internal Revenue Service for a lien for $2,274,316.23 in back taxes owed by Better Solutions, Inc., another Company subsidiary.

On February 20, 2006, the Company issued a press release entitled “World Health Alternatives, Inc. Files Voluntary Petition in Bankruptcy, Announces Sale of Substantially All Assets to Jackson Healthcare Staffing, LLC.” A copy of the press release is attached as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended.

Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements within the meaning of the securities laws. These forward-looking statements include statements concerning expectations regarding our efforts to sell the Company’s assets, the Company’s asset and liability positions following the asset sale, the Company’s inability to meet all of its debts and obligations, and the lack of any active market for the Company’s shares. These statements reflect the current views and assumptions of the Company, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These factors include, but are not limited to, the following: the Company’s ability to close the asset sale in a timely fashion or at all; a failure to close the asset sale or an alternative transaction may lead to a conversion of the Company’s bankruptcy cases to cases under Chapter 7 of the Bankruptcy Code; the ability to meet the closing conditions in the Asset Purchase Agreement; receipt of bankruptcy court approval of the sale of the Purchased Assets and related matters; constraints imposed by the Company’s limited capital; the Company’s ability to obtain sufficient funds in the time period required in order to fund our ongoing operations; the Company’s ability to obtain court approval of the DIP Credit Agreement; the inability to collect the Company’s outstanding accounts receivable; the inability to sell the Company’s inventory; the risk that Company’s customers, vendors, suppliers and employees will react negatively to the transaction or the context of the transaction; the Company’s ability to generate interest in the Company’s assets in a sale context; actions taken by regulatory bodies that are out of the Company’s control; various external factors, including economic, political and other global conditions; and various other risks including, without limitation, those discussed in filings with the Securities and Exchange Commission, including the Company’s current reports on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of February 17, 2006, between Jackson Healthcare Staffing, LLC, World Health Alternatives, Inc. and its subsidiaries

99.1	Press release entitled “World Health Alternatives, Inc. Files Voluntary Petition in Bankruptcy, Announces Sale of Substantially All Assets to Jackson Healthcare Staffing, LLC,” issued February 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By:	/s/ M. Benjamin Jones
M. Benjamin Jones
President and Restructuring Officer

Date: February 20, 2006

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of February 17, 2006, between Jackson Healthcare Staffing, LLC, World Health Alternatives, Inc. and its subsidiaries

99.1	Press release entitled “World Health Alternatives, Inc. Files Voluntary Petition in Bankruptcy, Announces Sale of Substantially All Assets to Jackson Healthcare Staffing, LLC,” issued February 20, 2006